Exhibit 10.89

PENNYMAC INTERNAL REWAREHOUSE FACILITY	EXECUTION

AMENDMENT NO. 16

TO MASTER REPURCHASE AGREEMENT

Amendment No. 16 to Master Repurchase Agreement, dated as of December 15, 2015 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Buyer”), PennyMac Holdings, LLC (“PennyMac Holdings”), PennyMac Operating Partnership, L.P., in its capacity as a seller (“POP” and together with PennyMac Holdings, the “Sellers”), PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P., in its capacity as a guarantor (each, a “Guarantor” and collectively, the “Guarantors”).

RECITALS

The Buyer, the Sellers and the Guarantors are parties to that certain Master Repurchase Agreement, dated as of March 29, 2012 (as amended by Amendment No. 1, dated as of July 25, 2012, Amendment No. 2, dated as of September 26, 2012, Amendment No. 3, dated as of October 29, 2012, Amendment No. 4, dated as of June 1, 2013, Amendment No. 5, dated as of August 29, 2013, Amendment No. 6, dated as of September 27, 2013, Amendment No. 7, dated as of October 1, 2013, Amendment No. 8, dated as of December 27, 2013, Amendment No. 9, dated as of December 31, 2013, Amendment No. 10, dated as of January 10, 2014, Amendment No. 11, dated as of February 21, 2014, Amendment No. 12, dated as of May 22, 2014, Amendment No. 13, dated as of October 31, 2014, Amendment No. 14, dated as of December 23, 2014, and Amendment No. 15, dated as of October 30, 2015, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and the related Pricing Side Letter, dated as of March 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantors are parties to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of March 29, 2012, by the Guarantors in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Sellers and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Sellers and the Guarantors hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Applicability. Section 1 of the Existing Repurchase Agreement is hereby deleted in its entirety and replacing it with the following:

From time to time the parties hereto may enter into transactions in which Seller agrees to transfer to Buyer Mortgage Loans (as hereinafter defined) on a servicing released basis against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Mortgage Loans on a servicing released basis at a date certain or on demand, against the transfer of funds by Seller. This Agreement is a commitment by Buyer to engage in the Transactions as set forth herein up to the Maximum Committed Purchase Price; provided, that Buyer shall have no commitment to enter into any Transaction requested that would result in the aggregate Purchase Price of then-outstanding Transactions to exceed the Maximum Committed Purchase Price. Each such transaction shall be referred to herein as a “Transaction” and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in any annexes identified herein, as applicable hereunder.

SECTION 2. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

2.1 deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” means the earlier of (a) January 29, 2016, and (b) the date of the occurrence of an Event of Default.

2.2 adding the following definition of “Maximum Committed Purchase Price” in its proper alphabetical order:

“Maximum Committed Purchase Price” has the meaning assigned to such term in the Pricing Side Letter.

SECTION 3. Program; Initiation of Transactions. Section 3 of the Existing Repurchase Agreement is hereby amended by deleting subsection a. in its entirety and replacing it with the following:

a. From time to time, Buyer will purchase from Seller certain Mortgage Loans that have been originated or acquired by Seller from an Underlying Repurchase Counterparty pursuant to an Underlying Repurchase Transaction. This Agreement is a commitment by Buyer to enter into Transactions with Seller up to an aggregate amount equal to the Maximum Committed Purchase Price. This Agreement is not a commitment by Buyer to enter into Transactions with Seller for amounts exceeding the Maximum Committed Purchase Price, but rather, sets forth the procedures to be used in connection with periodic requests for Buyer to enter into Transactions with Seller. Seller hereby acknowledges that, beyond the Maximum Committed Purchase Price, Buyer is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement. All Purchased Mortgage Loans shall exceed or meet the Underwriting Guidelines, and shall be serviced by Seller or Servicer, as applicable. The aggregate Purchase Price of Purchased Mortgage Loans subject to outstanding Transactions shall not exceed the Maximum Available Purchase Price.

SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

4.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantors; and

(b) Amendment No. 12 to the Pricing Side Letter, executed and delivered by the Buyer, the Seller and the Guarantors; and

(c) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 10. Reaffirmation of Guaranty. The Guarantors hereby ratify and affirm all of the terms, covenants, conditions and obligations of the Guaranty and acknowledge and agree that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Sellers to Buyer under the Repurchase Agreement, as amended hereby.

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

PENNYMAC HOLDINGS, LLC, as a Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as a Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

PENNYMAC OPERATING PARTNERSHIP, L.P., as a Seller and a Guarantor

By:	PennyMac GP OP, Inc., its General Partner

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

Signature Page to Amendment No. 16 to Master Repurchase Agreement